                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      DATE OF REPORT:  FEBRUARY 23, 2001
                      ----------------------------------
                       (Date of earliest event reported)



                            OVERSEAS PARTNERS LTD.
                            ----------------------
            (Exact name of registrant as specified in its charter)


       Islands of Bermuda                0-11538                  N/A
-------------------------------   --------------------   -----------------------
(State or other jurisdiction of     (Commission file        (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)

        Mintflower Place, 8 Par-la-Ville Road, Hamilton HM 08, Bermuda
--------------------------------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (441) 295-0788
                                                      ------------------

                                 Not Applicable
                                 --------------
Former name, former address and former fiscal year, if changed since last report

ITEM 5 - OTHER EVENTS

On February 22, 2001 Overseas Partners Ltd. issued a letter to shareowners presenting a summary of the Company's 2000 results and news from the Board of Directors' meeting held on February 21 and 22, 2001. The information contained in the letter, which is attached as an Exhibit to this report, is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.



Date: February 23, 2001                OVERSEAS PARTNERS LTD.
      --------------------------       ----------------------
                                       (Registrant)



                                       By: /s/ Mary R. Hennessy
                                           -------------------------------------
                                           Mary R. Hennessy
                                           President and Chief Executive Officer

ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the Letter to Shareowners listed as
Exhibit 99.

                                 EXHIBIT INDEX


99          Letter to Shareowners Dated February 23, 2001        Filed herewith.